UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2010

LCNB CORP.

(Exact name of Registrant as specified in its Charter)

Ohio	0-26121	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (513) 932-1414

N/A

(Former name or former address, if changed since last report)

Item 2.02   Results of Operations and Financial Condition.

On October 20, 2010, LCNB Corp. issued an earnings release announcing its financial results for the third quarter ended September 30, 2010.  A copy of the earnings release (Exhibit 99.1) and unaudited financial highlights (Exhibit 99.2) are attached and are furnished under this Item 2.02.

Item 8.01   Other Events.

On October 20, 2010, LCNB Corp. issued an earnings release announcing its financial results for the third quarter ended September 30, 2010.  A copy of the earnings release (Exhibit 99.1) and unaudited financial highlights (Exhibit 99.2) are attached and are furnished under this Item 8.01.

Item 9.01   Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.

Description

99.1

Press release dated October 20, 2010

99.2

Unaudited Financial Highlights

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: October 20, 2010	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer